UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2005
ECHOSTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
EchoStar Communications Corporation (the “Company”) added Gary Howard as an independent member of the Company’s Board of Directors effective November 8, 2005. Mr. Howard was appointed to the Board following the recommendation of the Company’s Nominating Committee and will serve on the Nominating and Compensation Committees of the Board.
Mr. Howard served as Executive Vice President and Chief Operating Officer of Liberty Media Corporation from July 1998 to February 2004 as well serving on Liberty Media Corporation’s Board of Directors from July 1998 until January 2005. Additionally, Mr. Howard held several executive officer positions with companies affiliated with Liberty Media Corporation.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.

Exhibit 99.1	Press Release “EchoStar Names New Board Member.”
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION
Date: November 14, 2005	By: /s/ David K. Moskowitz
David K. Moskowitz
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description
Exhibit 99.1	Press Release “EchoStar Names New Board Member.”